EXHIBIT 23.2





                              ACCOUNTANTS' CONSENT



The Board of Directors
Buckhead America Corporation:


We consent to the use of our report incorporated herein by reference.



                                               /s/ KPMG LLP
                                               KPMG LLP





Atlanta, Georgia
June 28, 2000